Exhibit 10.27

August 15, 2007

Principal Life Insurance Company

c/o Principal Real Estate Investors, LLC

801 Grand Avenue

Des Moines, IA  50392

Re:                               Sale and Purchase of Interests

Ladies and Gentlemen:

Pursuant to this Agreement, Principal Life Insurance Company (“Seller”) hereby agrees to sell, and DC Financial, LLC (“Purchaser”) does hereby agree to purchase, all of Seller’s right, title and interest in, to and under the Loan described on Exhibit A attached hereto and made a part hereof.  The Loan will be delivered to Purchaser on August 16, 2007, effective August 15, 2007 (the “Closing Date”) along with executed allonge or endorsement to the note (issued in connection with the Loan) in favor of Purchaser, as well as any other sale and transfer documentation necessary to absolutely transfer all of Seller’s interest in the Loan, against payment, by wire transfer of immediately available funds, to the account listed on the attached Schedule I, consisting of (i) the aggregate principal amounts due under the Loan as of the Closing Date plus (ii) accrued interest up to, but not including, the Closing Date, plus (iii) a purchase premium equal to eight percent (8%) of the then outstanding principal amount of the Loan.  The amount consisting (in the aggregate) of the foregoing (i), (ii) and (iii) is hereinafter referred to as the “Purchase Price.” The Closing Date may be changed by mutual consent of Seller and Purchaser, such consent not to be unreasonably withheld.

For purposes of this Agreement, the term “Loan Documents” means those documents reflected on Exhibit A to Exhibit E hereto which is intended to include, as applicable, all original documents, agreements and instruments relating to the Loan, including, without limitation, any promissory note evidencing the Loan (the “Note”), any loan agreement, each original executed collateral document or account or security securing the Loan (as applicable), including, without limitation, the Lease, any mortgage, deed of trust, security agreement, UCC financing statement, regulatory agreement, assignment of rents and leases, pledge agreement, guaranty, indemnification agreement, assignment of management agreement, assignment of stock or partnership units, title insurance policy, tax or insurance escrow agreement, letter of credit, certificate of deposit or any deposit or escrow of any kind, fire or casualty insurance policy, flood hazard insurance policy, other insurance (including, without limitation, any residual value insurance policy, if any), or other document, agreement or instrument under which legal rights or obligations are created or exist, if any, provided to Seller to secure the Loan and held by Seller, and any amendments, restatements, endorsements, confirmatory recordations, supplements, corrections, or other modifications thereof, including, without limitation, as any of the foregoing were amended by that certain Amendment of Documents, dated effective as of January 1, 2004, by and between DG Ardmore, L.L.C. and Principal Life Insurance Company.

In connection with the foregoing, Seller hereby represents and warrants to Purchaser as follows:

1.               Seller is a corporation duly organized, validly existing, and in good standing under the laws of the State of Iowa, has the necessary power and authority to execute and deliver this Agreement and to perform in accordance herewith, and is duly authorized to execute this Agreement and perform in accordance with the terms hereof.  This Agreement has been duly executed and delivered by Seller.  This Agreement is enforceable against Seller in accordance with its terms, subject to bankruptcy, insolvency, fraudulent conveyance and similar laws affecting creditors’ rights generally, and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law).

2.               Seller is the sole beneficial owner of the Loan acting solely on its own behalf and for its own account, and not as agent or broker, in selling the Loan to Purchaser.

3.               The interests of Seller being sold and transferred by Seller under this Agreement represents (in the aggregate, if applicable) 100% of the outstanding interest in the Note and Loan Documents.

4.               Seller owns the Loan free and clear of any lien, pledge, participation interest, security interest or any other encumbrance whatsoever.

5.               The outstanding principal balance of the Loan is as set forth on Exhibit A, as of the date reflected thereon within a variance of $100.00.

6.               Scheduled interest and principal payments have been received through the date reflected on Exhibit A.  The next date upon which the payment of principal and interest is due is as reflected on Exhibit A.

7.               Since the origination of the Note by Seller, Seller (i) has neither satisfied, cancelled, rescinded or subordinated any of the Loan which is the subject of sale under this Agreement, in whole or in part, nor has any actual knowledge of any such satisfaction, cancellation, rescission or subordination; (ii) has neither released any of the interests in the Property from the lien of the deed of trust/mortgage, nor has any actual knowledge of any such release; and (iii) has neither executed any instrument that would evidence or result in any satisfaction, cancellation, rescission, subordination or release of the Loan which are the subject of sale under this Agreement, in whole or in part, nor has any actual knowledge of the existence of any such instrument.

8.               Other than as amended by that certain Amendment of Documents, dated effective as of January 1, 2004, by and between DG Ardmore, L.L.C. and Principal Life Insurance Company, since the origination of the Note by Seller, (i) Seller has not knowingly and voluntarily impaired, waived, altered, amended or modified in any respect any Loan Document which is the subject of sale under this Agreement; and (ii) to Seller’s actual knowledge, the terms of the Loan Documents have not been impaired, waived, altered, amended or modified in any respect.

9.               The information set forth on Exhibit A and Schedule I is true and correct.

10.         Seller’s representations and warranties as expressly set forth herein shall (a) extend to Purchaser and its successors and/or assigns, and Seller acknowledges and agrees that any such successor and/or assign shall be entitled to rely upon Seller’s representations and warranties as if the representations and warranties had been given directly to Purchaser’s successors and/or assigns by Seller, and (b) not be limited by any restrictive endorsement in the Note, any allonge to the Note, or any assignment document.

Purchaser hereby represents and warrants to Seller as follows:

1.               Purchaser is a limited liability company duly organized, validly existing, and in good standing under the laws of the State of Tennessee, has the necessary power and authority to execute and deliver this Agreement and to perform in accordance herewith, and is duly authorized to execute this Agreement and perform in accordance with the terms hereof.  This Agreement has been duly executed and delivered by Purchaser.  This Agreement is enforceable against Purchaser in accordance with its terms, subject to bankruptcy, insolvency, fraudulent conveyance and similar laws affecting creditors’ rights generally, and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law).

2.               Purchaser understands that the Loan (and the Note evidencing the same) has not been and will not be registered under the Securities Act of 1933, as amended (the “Securities Act”) and may be resold only if registered pursuant to the provisions of the Act or if an exemption from such registration is available; that neither the issuer nor Seller is required to register the Loan or the Note, and that any transfer must comply with the agreements and documents that govern the Loan or the Note.

3.               Purchaser does not consider the acquisition of any Loan as the “purchase” or “sale” of a “security” within the meaning of the Securities Act of 1933, the Securities Exchange Act of 1934 or Rule 10b-5 promulgated thereunder, the Trust Indenture Act of 1939, or any state securities laws.

4.               Purchaser has made such examination, review and investigation of the facts and circumstances necessary to evaluate the Loan as it has deemed necessary or appropriate.

5.               Purchaser has not received from Seller any investment advice or any opinion as to whether the purchase of the Loan is prudent, and Purchaser is not relying on any representation or warranty by Seller except as expressly set forth herein.

6.               Purchaser has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an investment in the Loan, and Purchaser has concluded on the basis of information available to it that it is able to bear the risks associated with such an investment for an indefinite period of time.

7.               Purchaser has received a copy of the Loan Documents and such other documents and information that it has requested, and has been afforded an ample opportunity to review such materials.  Purchaser acknowledges that it has conducted an independent investigation of such matters and any other matter it deems necessary and has had the opportunity to receive such information as in its judgment is necessary for it to make an informed investment decision, and has not relied upon Seller for any investigation or assessment to evaluate the transaction contemplated hereby, and Purchaser is not relying on any representation or warranty, express or implied, by Seller except as expressly set forth herein.

Seller and Purchaser hereby agree as follows:

1.               Each party hereto shall execute and deliver further documents or instruments as may be reasonably requested by the other party in order to effect the intent and purposes of transactions represented by this Agreement.  Purchaser shall reimburse Seller for all reasonable costs incurred by Seller for any such requests.  This Agreement shall be binding on, and inure to the benefit of, the parties hereto and their respective successors and assigns.

2.               The sale of the Loan to Purchaser shall constitute a reaffirmation by Seller and Purchaser on and as of the date of such sale of the foregoing representations and warranties, which shall survive the signing, and delivery of this Agreement and the sale of the Loan.

3.               Upon payment of the Purchase Price at Closing, Seller shall:  (i) deliver executed originals of Exhibits B through F inclusive, or that form of said exhibits deemed necessary by a nationally recognized title insurance company to effect an absolute assignment and transfer of the Note and Loan Documents from Seller to Purchaser, as well as such other sale and transfer documents as may be customary and reasonable; (ii) execute such documents and take such actions as are necessary to deliver any funds in, or transfer control over, any escrow accounts held in connection with the Loan; and (iii) deliver the original Note and all other original Loan Documents in Seller’s possession or control.

4.               With respect to any and all payments received by Seller on or after the Closing Date on account of the Loan, including any insurance proceeds or condemnation awards, Seller shall remit such payments promptly to Purchaser via wire transfer without interest and without any deduction or withholding of any kind.

5.               Each of Seller and Purchaser hereby represents and warrants to the other that it has not dealt with any broker in connection with this Agreement (or any other party for whom a commission or other such payment shall be due in connection with this Agreement).

6.               All notices and other communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given (a) when delivered (or delivery refused), if sent by registered or certified mail (return receipt requested), (b) when delivered (or delivery refused), if delivered personally, (c) when transmitted, if sent by facsimile if a confirmation of transmission is produced by the sending machine, or (d) when delivered (or delivery refused), if sent by overnight mail or overnight courier, in each case to the parties at the following addresses or facsimile numbers (or at such other addresses or facsimile numbers as shall be specified by like notice):

(1)                                  If to Purchaser, at

DC Financial, LLC
c/o Dollar General Corporation
100 Mission Ridge
Goodlettsville, TN 37072
Attn:  Law Department
Telecopier No. 615-855-5180

(2)                                  If to Seller, at
Principal Life Insurance Company

c/o Principal Real Estate Investors, LLC

801 Grand Avenue

Des Moines, IA  50392

Attn:  Darin Bennigsdorf

Telecopier No. 866-850-4022

The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice.  Failure or delay in delivering copies of any notice, demand, request, consent, approval, declaration or other communication within any corporation or firm to the persons designated to receive copies shall in no way adversely affect the effectiveness of such notice, demand, request, consent, approval, declaration or other communication.

7.               This Agreement may not be amended, supplemented or modified except by an instrument in writing signed on behalf of each of the parties hereto.  Any term, condition or provision of this Agreement may be waived in writing at any time by the party which is entitled to the benefits thereof.

8.               Except as provided herein, Purchaser and Seller shall each be responsible for payment of their own costs and expenses (including legal fees) incurred in connection with the purchase of the Loan.  Notwithstanding the foregoing, Purchaser shall pay all governmental, documentary and transfer fees, recording costs, title insurance premiums and any other closing costs.

9.               Purchaser acknowledges and agrees that any appraisal delivered to Purchaser in conjunction herewith was performed for the benefit of Seller and that Seller in no way guarantees the appraisal’s accuracy or sufficiency, and that Purchaser will not rely upon such document.

10.         THIS AGREEMENT SHALL BE CONSTRUED, AND THE RIGHTS AND OBLIGATIONS OF SELLER AND PURCHASER HEREUNDER DETERMINED, IN ACCORDANCE WITH THE LAWS OF THE STATE OF IOWA.  EACH OF PURCHASER AND SELLER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES (TO THE EXTENT PERMITTED BY APPLICABLE LAWS) ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY OF ANY DISPUTE ARISING UNDER OR RELATING TO THIS AGREEMENT AND AGREES THAT ANY SUCH DISPUTE SHALL BE TRIED BEFORE A JUDGE SITTING WITHOUT A JURY.

Very truly yours,

DC FINANCIAL, LLC

By:	/s/ Wade Smith
Name: Wade Smith
Title:

Agreed to and accepted by:

PRINCIPAL LIFE INSURANCE COMPANY

By:	PRINCIPAL REAL ESTATE INVESTORS, LLC,
Its authorized signatory

By:	/s/ Steven Traynor
Name: Steven Traynor
Title:

By:	/s/ Darin Benningsdorf
Name: Darin Benningsdorf
Title:

EXHIBIT A

1)              Principal Balance of Loan after the application of the August 1, 2007 payment is $34,302,507.42.

2)              Interest on the Loan has been paid thru July 31, 2007.

3)              The next scheduled payment of principal and interest due under the note is September 1, 2007.

SCHEDULE I

Name and Address of Seller	Principal Life Insurance Company
c/o Principal Real Estate Investors, LLC
801 Grand Avenue
Des Moines, IA 50392

Payment Instructions

Wells Fargo Bank, N.A.

420 Montgomery Street
San Francisco, CA 94104
ABA Number 121000248
Account No. 8785453476
Name of Account: PGI Serviced Mtge. Pymts.
OBI (Special Instructions) Field:
PFGCR(S)752112

Federal Tax ID No.

EXHIBIT B

ALLONGE

To Secured Promissory Note dated as of January 19, 1999, in the original principal amount of FORTY-SIX MILLION ONE HUNDRED SIXTY-THREE THOUSAND SIX HUNDRED SIXTY-SIX DOLLARS ($46,163,666.00) from DG Ardmore, L.L.C., a Delaware limited liability company, to Principal Life Insurance Company, an Iowa corporation, as amended by that certain Amendment of Documents, dated effective as of January 1, 2004, by and between DG Ardmore, L.L.C. and Principal Life Insurance Company.

For value received, pay to the order of DC FINANCIAL, LLC, a Tennessee limited liability company, without recourse.

PRINCIPAL LIFE INSURANCE COMPANY,
an Iowa corporation

By:	PRINCIPAL REAL ESTATE INVESTORS, LLC,
a Delaware limited liability company,
its authorized signatory

By:
Name:
Title:

By:
Name:
Title:

Dated:  August         , 2007

EXHIBIT C

ASSIGNMENT OF MORTGAGE

Dated as of  August       , 2007

PRINCIPAL LIFE INSURANCE COMPANY, an Iowa corporation (“Assignor”), having an address at c/o Principal Real Estate Investors, LLC, 801 Grand Avenue, Des Moines, Iowa  50392, is the legal and equitable owner and holder of that certain Secured Promissory Note dated as of January 19, 1999, made by DG Ardmore, L.L.C., a Delaware limited liability company (“Borrower”), in the principal amount of Forty-Six Million One Hundred Sixty-Three Thousand Six Hundred Sixty-Six Dollars ($46,163,666.00) (the “Original Note”), which Original Note is secured by, among other things, that certain Mortgage and Security Agreement from Borrower to Assignor dated as of January 19, 1999 (the “Original Indenture”), which encumbers that certain real property more fully described on Exhibit A (the “Mortgaged Property”).

WHEREAS, the Original Indenture was recorded on January 25, 1999 in Book 3357, Page 19 of the records of the County Clerk of Carter County, Oklahoma; and

WHEREAS, the Original Note and the Original Indenture were amended by that certain Amendment of Documents (the “Amendment”) dated effective as of January 1, 2004, made by and between Borrower and Assignor, and recorded on February 4, 2004 in Book 4094, Page 147 of the records of the County Clerk of Carter County, Oklahoma (the Original Note as amended by the Amendment is hereinafter the “Note” and the Original Indenture as amended by the Amendment is hereinafter the “Indenture”); and

WHEREAS, Assignor has simultaneously herewith endorsed the Note without recourse to DC FINANCIAL, LLC, a Tennessee limited liability company (“Assignee”), having an address at c/o Dollar General Corporation, 100 Mission Ridge, Goodlettsville, Tennessee  37072, and the parties hereto now desire that the Indenture be assigned to Assignee;

NOW THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged and intending to be legally bound hereby, Assignor does hereby sell, assign, grant, transfer, set over and convey to Assignee, its successors and assigns, without recourse, all of Assignor’s interest in, to and under the following: the Indenture;

Together, without recourse, all of Assignor’s right, title, and interest in and to the notes, bonds or other obligations described in said Indenture and secured thereby.  To have and to hold the same unto the Assignee, its successors and assigns, forever.

This Assignment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

This Assignment shall be governed by and construed in accordance with the laws of the State of Oklahoma.

WITNESS the execution hereof as of the date and year first above written.

PRINCIPAL LIFE INSURANCE COMPANY,
an Iowa corporation

By:	PRINCIPAL REAL ESTATE INVESTORS, LLC,
a Delaware limited liability company,
its authorized signatory

By:
Name:
Title:

By:
Name:
Title:

STATE OF IOWA	)
)
COUNTY OF POLK	)

On this            day of August, 2007, before me, the undersigned, a Notary Public in and for the said State, personally appeared                                                              and                                                             , to me personally known to be the identical persons whose names are subscribed to the foregoing instrument, who being by me duly sworn, did say that they are the                                                              and                                                             , respectively, of PRINCIPAL REAL ESTATE INVESTORS, LLC, a Delaware limited liability company, authorized signatory of PRINCIPAL LIFE INSURANCE COMPANY, an Iowa corporation, and that the seal affixed to the instrument is the seal of Principal Real Estate Investors, LLC; that the instrument was signed and sealed on behalf of the corporation by Principal Real Estate Investors, LLC, as authorized signatory of Principal Life Insurance Company, by authority of the Board of Directors of Principal Life Insurance Company; and that the aforesaid individuals each acknowledged the execution of the foregoing instrument to be the voluntary act and deed of Principal Real Estate Investors, LLC, as authorized signatories of said corporation, by it and by them voluntarily executed.

Notary Public in and for said State
My Commission Expires:
[Affix Notarial Stamp or Seal]

EXHIBIT D

ASSIGNMENT OF
ASSIGNMENT OF LEASES AND RENTS

Dated as of August       , 2007

PRINCIPAL LIFE INSURANCE COMPANY, an Iowa corporation (“Assignor”), having an address at c/o Principal Real Estate Investors, LLC, 801 Grand Avenue, Des Moines, Iowa  50392, is the legal and equitable owner and holder of that certain Secured Promissory Note dated as of January 19, 1999, made by DG Ardmore, L.L.C., a Delaware limited liability company (“Borrower”), in the principal amount of Forty-Six Million One Hundred Sixty-Three Thousand Six Hundred Sixty-Six Dollars ($46,163,666.00) (the “Original Note”), which Original Note is secured by, among other things, that certain Assignment of Leases and Rents from Borrower to Assignor dated as of January 19, 1999 (the “Original Assignment of Lease”), which encumbers that certain real property more fully described on Exhibit A (the “Mortgaged Property”).

WHEREAS, the Original Assignment of Lease was recorded on January 25, 1999 in Book 3357, Page 53 of the records of the County Clerk of Carter County, Oklahoma; and

WHEREAS, the Original Note and the Original Assignment of Lease were amended by that certain Amendment of Documents (the “Amendment”) dated effective as of January 1, 2004, made by and between Borrower and Assignor, and recorded on February 4, 2004 in Book 4094, Page 147 of the records of the County Clerk of Carter County, Oklahoma (the Original Note as amended by the Amendment is hereinafter the “Note” and the Original Assignment of Lease as amended by the Amendment is hereinafter the “Assignment of Lease”); and

WHEREAS, Assignor has endorsed the Note without recourse to DC FINANCIAL, LLC, a Tennessee limited liability company (“Assignee”), having an address at c/o Dollar General Corporation, 100 Mission Ridge, Goodlettsville, Tennessee  37072, and the parties hereto now desire that Assignment of Lease be assigned to Assignee;

NOW THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged and intending to be legally bound hereby, Assignor does hereby sell, assign, grant, transfer, set over and convey to Assignee, its successors and assigns, without recourse, all of Assignor’s interest in, to and under the following: the Assignment of Lease;

Together, without recourse, all of Assignor’s right, title, and interest in and to the notes, bonds or other obligations described in said Assignment of Leases and secured thereby.  To have and to hold the same unto the Assignee, its successors and assigns, forever.

This Assignment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

This Assignment shall be governed by and construed in accordance with the laws of the State of Oklahoma.

WITNESS the execution hereof as of the date and year first above written.

PRINCIPAL LIFE INSURANCE COMPANY,
an Iowa corporation

By:	PRINCIPAL REAL ESTATE INVESTORS, LLC,
a Delaware limited liability company,
its authorized signatory

By:
Name:
Title:

By:
Name:
Title:

STATE OF IOWA	)
)
COUNTY OF POLK	)

On this            day of August, 2007, before me, the undersigned, a Notary Public in and for the said State, personally appeared                                                              and                                                             , to me personally known to be the identical persons whose names are subscribed to the foregoing instrument, who being by me duly sworn, did say that they are the                                                              and                                                             , respectively, of PRINCIPAL REAL ESTATE INVESTORS, LLC, a Delaware limited liability company, authorized signatory of PRINCIPAL LIFE INSURANCE COMPANY, an Iowa corporation, and that the seal affixed to the instrument is the seal of Principal Real Estate Investors, LLC; that the instrument was signed and sealed on behalf of the corporation by Principal Real Estate Investors, LLC, as authorized signatory of Principal Life Insurance Company, by authority of the Board of Directors of Principal Life Insurance Company; and that the aforesaid individuals each acknowledged the execution of the foregoing instrument to be the voluntary act and deed of Principal Real Estate Investors, LLC, as authorized signatories of said corporation, by it and by them voluntarily executed.

Notary Public in and for said State
My Commission Expires:
[Affix Notarial Stamp or Seal]

7

EXHIBIT E

GENERAL ASSIGNMENT OF LOAN DOCUMENTS

THIS GENERAL ASSIGNMENT OF LOAN DOCUMENTS, dated as of August         , 2007, is made by PRINCIPAL LIFE INSURANCE COMPANY, an Iowa corporation (“Assignor”), to DC FINANCIAL, LLC, a Tennessee limited liability company (“Assignee”).

RECITALS

WHEREAS, Assignor was the holder of a certain Secured Promissory Note dated as of January 19, 1999 (the “Original Note”) from DG Ardmore, L.L.C., a Delaware limited liability company (“Borrower”), and various security and other documents executed in connection therewith (collectively, the “Original Security Documents”), as listed in Exhibit A attached hereto and made a part hereof, all dated as of January 19, 1999 (the Original Note and the Original Security Documents are sometimes collectively referred to herein as the “Original Loan Documents”); and

WHEREAS, the Original Loan Documents were amended by that certain Amendment of Documents (the “Amendment”) dated effective as of January 1, 2004, made by and between Borrower and Assignor (the Original Note as amended by the Amendment is hereinafter the “Note,” the Original Security Documents as amended by the Amendment are hereinafter the “Security Documents,” and the Original Loan Documents as amended by the Amendment and otherwise as listed in Exhibit A are hereinafter the “Loan Documents”); and

WHEREAS, the interests of Assignor in the Note were endorsed, without recourse, by Allonge attached thereto, to Assignee herein; and

WHEREAS, Assignor desires to assign all of its right, title and interest in and to the Loan Documents to Assignee;

NOW THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Assignor does hereby sell, assign, grant, transfer, set over and convey to Assignee, its successors and assigns, without recourse, all of Assignor’s right, title and interest in the Loan Documents.

Together, without recourse, all of Assignor’s right, title, and interest in and to the notes, bonds or other obligations described therein.  To have and to hold the same unto the Assignee, its successors and assigns, forever.  All capitalized terms used and not otherwise defined herein shall have the meanings set forth in the Note.

This Assignment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of Oklahoma.

8

IN WITNESS WHEREOF, the undersigned hereby affixes its signature as of the day and year first above written.

WITNESS:	ASSIGNOR:

PRINCIPAL LIFE INSURANCE COMPANY,
an Iowa corporation

	By:	PRINCIPAL REAL ESTATE INVESTORS, LLC,
a Delaware limited liability company,
its authorized signatory

By:
Name:
Title:

By:
Name:
Title:

9

EXHIBIT A

(to General Assignment)

Original Loan Documents:

1.               Secured Promissory Note, dated January 19, 1999, issued by DG Ardmore, L.L.C. and payable to the order of Principal Life Insurance Company

2.               Mortgage and Security Agreement, dated January 19, 1999, by DG Ardmore, L.L.C. to and for the benefit of Principal Life Insurance Company, recorded on January 25, 1999 in Book 3357, Page 19 of the records of the County Clerk of Carter County, Oklahoma

3.               Assignment of Leases and Rents, dated January 19, 1999, by DG Ardmore, L.L.C. to and for the benefit of Principal Life Insurance Company, recorded on January 25, 1999 in Book 3357, Page 53 of the records of the County Clerk of Carter County, Oklahoma

4.               Environmental Indemnity Agreement, dated January 19, 1999, by DG Ardmore, L.L.C. to and for the benefit of Principal Life Insurance Company

5.               Original UCC-1 Financing Statement filed January 25, 1999 with the Secretary of State of Oklahoma, file #0003009

6.               Original UCC-1 Financing Statement (in lieu of continuation statement for #5 above) filed December 16, 2003 with the Secretary of State of Delaware, file #3330506

7.               Lender’s Title Insurance Policy issued by First American Title Insurance Company, Policy Number C 276843, with all endorsements thereto

8.               Opinion of Goldberg, Kohn, Bell, Black, Rosenbloom & Moritz, Ltd., counsel to Borrower, dated as of January 19, 1999

9.               Opinion of Andrews Davis Legg Bixler Milsten & Price, Inc., special Oklahoma counsel to Borrower, dated as of January 19, 1999

10.         Certificate of Garry W. Cohen, Executive Vice President of Mesirow Realty Sale-Leaseback, Inc. (sole member of Borrower), dated as of January 19, 1999

11.         Lease Agreement dated January 19, 1999, by and between DG Ardmore, L.L.C., as landlord, and Dollar General Corporation, as tenant, as evidenced by a Memorandum of Lease recorded on January 25, 1999 in Book 3357, Page 63 of the records of the County Clerk of Carter County, Oklahoma, and assigned by Dollar General Corporation to Dolgencorp, Inc. by an Assignment of Lease effective as of January 28, 2000 (which Assignment of Lease was recorded on January 31, 2000 in Book 3487, Page 154 of the records of the County Clerk of Carter County, Oklahoma), and any other modifications, assignments, etc., thereof

12.         Subordination, Non-Disturbance and Attornment Agreement, dated January 19, 1999, by and among Dollar General Corporation, DG Ardmore, L.L.C., and Principal Life

Insurance Company, recorded on January 25, 1999 in Book 3357, Page 67 of the records of the County Clerk of Carter County, Oklahoma

13.         Evidence of Property and Casualty Insurance

14.         Evidence of Liability Insurance

15.         MAI Appraisal

Amendments:

1.               Consent to Transfer of One Hundred Percent (100%) of the Membership Interests in DG Ardmore, L.L.C., dated effective as of July 14, 2000, by and among Principal Life Insurance Company, an Iowa corporation, as Lender, Mesirow Realty Sale-Leaseback, Inc., as original member of DG Ardmore, L.L.C., and Daniel G. Kamin, as purchaser of the membership interests in DG Ardmore, L.L.C.

2.               Letter issued by Principal Life Insurance Company to DG Ardmore, L.L.C., Dolgencorp, Inc., and Dollar General Corporation, dated January 13, 2004

3.               Amendment of Documents, effective as of January 1, 2004, by and between DG Ardmore, L.L.C. and Principal Life Insurance Company, recorded on February 4, 2004 in Book 4094, Page 147 of the records of the County Clerk of Carter County, Oklahoma

4.               Endorsements to First American Title Insurance Company Policy No. C 276843, issued effective as of February 4, 2004

5.               Sub-Lease Agreement between the Ardmore Development Authority, as landlord, and DG Ardmore, L.L.C., as tenant, effective as of January 1, 2004, as evidenced by a memorandum of lease recorded on February 4, 2004 in Book 4094, Page 141 of the records of the County Clerk of Carter County, Oklahoma

6.               Sub-Lease Agreement between DG Ardmore, L.L.C., as sub-lessor, and Dolgencorp, Inc., as sub-lessee, effective as of January 1, 2004

7.               Estoppel Certificate and Agreement, effective as of January 1, 2004, by and among the Ardmore Development Authority, as sublessor, DG Ardmore, L.L.C., as sublessee, and Principal Life Insurance Company, as lender

EXHIBIT F

August       , 2007

VIA FACSIMILE and FEDERAL EXPRESS

First American Title Insurance Company
133 N.W. 8th
Oklahoma City, OK  73102
Attention:  Pilar A. Beare

Re:                             Lender’s Title Insurance Policy Number C 276843 issued by First American Title Insurance Company (the “Policy”) relating to a mortgage loan (the “Loan”) from Principal Life Insurance Company (the “Original Lender”) to DG Ardmore, L.L.C. (as Borrower) relating to property located in Ardmore, Oklahoma

Ladies and Gentlemen:

All of the Original Lender’s rights, title and interest in and to the above captioned Loan was sold to DC FINANCIAL, LLC, a Tennessee limited liability company (“Assignee”).  You have been provided with copies of various documents which evidence the sale of the Loan to Assignee.  We instruct you to endorse the Policy to reflect Assignee as the sole Insured thereunder.

Very truly yours,
DC FINANCIAL, LLC,
a Tennessee limited liability company

By:
Name:
Title:

By our execution below, we herby instruct you

to issue the above described endorsement.

PRINCIPAL LIFE INSURANCE COMPANY

By:	PRINCIPAL REAL ESTATE INVESTORS, LLC,
Its authorized signatory

By:
Name:
Title:

By:
Name:
Title: